Filed Pursuant to Rule 433

Registration No. 333-282497

Pricing Term Sheet

Senior Callable Fixed-to-Fixed Reset Rate Notes due 2030

Issuer:	Mizuho Financial Group, Inc. (the “Issuer”)

Expected Security Ratings:*	A1 (Moody’s) / A- (S&P)

Securities Offered:	Aggregate principal amount of U.S.$1,650,000,000 4.782% senior callable fixed-to-fixed reset rate notes due 2030

Issue Price:	100.000%

Maturity Date:	July 13, 2030

Treasury Benchmark:	3-year U.S. Treasury, 4.125% due June 15, 2029

Treasury Benchmark Price / Yield:	100-02 / 4.102%

Spread to Treasury Benchmark:	68 basis points

Reoffer Yield:	4.782%

Coupon:

From and including July 13, 2026 to, but excluding, July 13, 2029 (the “Reset Date”), the Notes will bear interest at the fixed rate of 4.782% per annum.

From and including the Reset Date to, but excluding, the Maturity Date, the Notes will bear interest at a fixed per annum rate equal to the applicable U.S. Treasury Rate (as defined in the preliminary prospectus supplement) as determined by The Bank of New York Mellon as calculation agent on the second Business Day (as defined below) immediately preceding the Reset Date, plus 0.68% (the “Reset Fixed Rate”).

The determination of the applicable U.S. Treasury Rate and the Reset Fixed Rate is subject to the provisions set forth under “Description of the Notes—Fixed-to-Fixed Reset Rate Notes—Reset Fixed Rate Period” in the preliminary prospectus supplement.

Interest Payment Dates:	Semi-annually in arrears on January 13 and July 13 of each year, starting on January 13, 2027

Day Count:	30/360

Ranking:	Direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu and without preference among themselves and with all other unsecured obligations, other than subordinated obligations of the Issuer (except for statutorily preferred exceptions) from time to time outstanding.

Trade Date:	June 29, 2026

Settlement Date:	July 13, 2026 (T+9)

Business Days:	New York and Tokyo

Minimum Denomination:	U.S.$200,000 or integral multiples of U.S.$1,000 in excess thereof.

Optional Redemption:	The Issuer may redeem the Notes, at its option, in whole, but not in part, on July 13, 2029, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Use of Proceeds:	The Issuer intends to use the net proceeds of the offering to make a loan that is intended to qualify as internal TLAC under the Japanese TLAC Standard to Mizuho Bank, Ltd. (“Mizuho Bank”), and Mizuho Bank intends to utilize such funds for its general corporate purposes.

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Billing and Delivering:	Mizuho Securities USA LLC

Joint Lead Managers and Joint Bookrunners:	Mizuho Securities USA LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Standard Chartered Bank and TD Securities (USA) LLC

Joint Lead Managers:	CIBC World Markets Corp., DBS Bank Ltd. and Oversea-Chinese Banking Corporation Limited

Senior Co-Managers:	Daiwa Capital Markets America Inc., Intesa Sanpaolo IMI Securities Corp. and Rabo Securities USA, Inc.

Co-Managers:	Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CaixaBank, S.A., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc, KKR Capital Markets LLC, NatWest Markets Securities Inc., Swedbank AB (publ), UBS Securities LLC, Academy Securities, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC

CUSIP:	60687Y DU0

ISIN:	US60687YDU01

Common Code:	343294590

*Note: A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, revision or withdrawal at any time by the assigning rating agencies.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC and which are incorporated by reference therein for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Mizuho Securities USA LLC, toll free at 1-866-271-7403, Lloyds Securities Inc., at 1-212-450-0800, Natixis Securities Americas LLC, at 1-866-425-1819, Standard Chartered Bank, at 44-2078-855739 or TD Securities (USA) LLC, at 1-855-495-9846.

No EEA PRIIPs KID or UK CCI disclosure document – No EEA PRIIPs key information document (KID) or UK CCI disclosure document required by the FCA Product Disclosure Sourcebook (DISC) has been prepared as not available to retail in the EEA or the UK. See “Prohibition of Sales to EEA Retail Investors” and “Prohibition of Sales to UK Retail Investors” in the preliminary prospectus supplement.

Pricing Term Sheet

Senior Callable Fixed-to-Fixed Reset Rate Notes due 2032

Issuer:	Mizuho Financial Group, Inc. (the “Issuer”)

Expected Security Ratings:*	A1 (Moody’s) / A- (S&P)

Securities Offered:	Aggregate principal amount of U.S.$1,250,000,000 4.965% senior callable fixed-to-fixed reset rate notes due 2032

Issue Price:	100.000%

Maturity Date:	July 13, 2032

Treasury Benchmark:	5-year U.S. Treasury, 4.125% due June 30, 2031

Treasury Benchmark Price / Yield:	99-30+ / 4.135%

Spread to Treasury Benchmark:	83 basis points

Reoffer Yield:	4.965%

Coupon:

From and including July 13, 2026 to, but excluding, July 13, 2031 (the “Reset Date”), the Notes will bear interest at the fixed rate of 4.965% per annum.

From and including the Reset Date to, but excluding, the Maturity Date, the Notes will bear interest at a fixed per annum rate equal to the applicable U.S. Treasury Rate (as defined in the preliminary prospectus supplement) as determined by The Bank of New York Mellon as calculation agent on the second Business Day (as defined below) immediately preceding the Reset Date, plus 0.83% (the “Reset Fixed Rate”).

The determination of the applicable U.S. Treasury Rate and the Reset Fixed Rate is subject to the provisions set forth under “Description of the Notes—Fixed-to-Fixed Reset Rate Notes—Reset Fixed Rate Period” in the preliminary prospectus supplement.

Interest Payment Dates:	Semi-annually in arrears on January 13 and July 13 of each year, starting on January 13, 2027

Day Count:	30/360

Ranking:	Direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu and without preference among themselves and with all other unsecured obligations, other than subordinated obligations of the Issuer (except for statutorily preferred exceptions) from time to time outstanding.

Trade Date:	June 29, 2026

Settlement Date:	July 13, 2026 (T+9)

Business Days:	New York and Tokyo

Minimum Denomination:	U.S.$200,000 or integral multiples of U.S.$1,000 in excess thereof.

Optional Redemption:	The Issuer may redeem the Notes, at its option, in whole, but not in part, on July 13, 2031, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Use of Proceeds:	The Issuer intends to use the net proceeds of the offering to make a loan that is intended to qualify as internal TLAC under the Japanese TLAC Standard to Mizuho Bank, Ltd. (“Mizuho Bank”), and Mizuho Bank intends to utilize such funds for its general corporate purposes.

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Billing and Delivering:	Mizuho Securities USA LLC

Joint Lead Managers and Joint Bookrunners:	Mizuho Securities USA LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Standard Chartered Bank and TD Securities (USA) LLC

Joint Lead Managers:	CIBC World Markets Corp., DBS Bank Ltd. and Oversea-Chinese Banking Corporation Limited

Senior Co-Managers:	Daiwa Capital Markets America Inc., Intesa Sanpaolo IMI Securities Corp. and Rabo Securities USA, Inc.

Co-Managers:	Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CaixaBank, S.A., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc, KKR Capital Markets LLC, NatWest Markets Securities Inc., Swedbank AB (publ), UBS Securities LLC, Academy Securities, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC

CUSIP:	60687Y DV8

ISIN:	US60687YDV83

Common Code:	343294603

*Note: A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, revision or withdrawal at any time by the assigning rating agencies.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC and which are incorporated by reference therein for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Mizuho Securities USA LLC, toll free at 1-866-271-7403, Lloyds Securities Inc., at 1-212-450-0800, Natixis Securities Americas LLC, at 1-866-425-1819, Standard Chartered Bank, at 44-2078-855739 or TD Securities (USA) LLC, at 1-855-495-9846.

No EEA PRIIPs KID or UK CCI disclosure document – No EEA PRIIPs key information document (KID) or UK CCI disclosure document required by the FCA Product Disclosure Sourcebook (DISC) has been prepared as not available to retail in the EEA or the UK. See “Prohibition of Sales to EEA Retail Investors” and “Prohibition of Sales to UK Retail Investors” in the preliminary prospectus supplement.

Pricing Term Sheet

Senior Callable Fixed-to-Fixed Reset Rate Notes due 2037

Issuer:	Mizuho Financial Group, Inc. (the “Issuer”)

Expected Security Ratings:*	A1 (Moody’s) / A- (S&P)

Securities Offered:	Aggregate principal amount of U.S.$1,000,000,000 5.337% senior callable fixed-to-fixed reset rate notes due 2037

Issue Price:	100.000%

Maturity Date:	July 13, 2037

Treasury Benchmark:	10-year U.S. Treasury, 4.375% due May 15, 2036

Treasury Benchmark Price / Yield:	100-02 / 4.367%

Spread to Treasury Benchmark:	97 basis points

Reoffer Yield:	5.337%

Coupon:

From and including July 13, 2026 to, but excluding, July 13, 2036 (the “Reset Date”), the Notes will bear interest at the fixed rate of 5.337% per annum.

From and including the Reset Date to, but excluding, the Maturity Date, the Notes will bear interest at a fixed per annum rate equal to the applicable U.S. Treasury Rate (as defined in the preliminary prospectus supplement) as determined by The Bank of New York Mellon as calculation agent on the second Business Day (as defined below) immediately preceding the Reset Date, plus 0.97% (the “Reset Fixed Rate”).

The determination of the applicable U.S. Treasury Rate and the Reset Fixed Rate is subject to the provisions set forth under “Description of the Notes—Fixed-to-Fixed Reset Rate Notes—Reset Fixed Rate Period” in the preliminary prospectus supplement.

Interest Payment Dates:	Semi-annually in arrears on January 13 and July 13 of each year, starting on January 13, 2027

Day Count:	30/360

Ranking:	Direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu and without preference among themselves and with all other unsecured obligations, other than subordinated obligations of the Issuer (except for statutorily preferred exceptions) from time to time outstanding.

Trade Date:	June 29, 2026

Settlement Date:	July 13, 2026 (T+9)

Business Days:	New York and Tokyo

Minimum Denomination:	U.S.$200,000 or integral multiples of U.S.$1,000 in excess thereof.

Optional Redemption:	The Issuer may redeem the Notes, at its option, in whole, but not in part, on July 13, 2036, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Use of Proceeds:	The Issuer intends to use the net proceeds of the offering to make a loan that is intended to qualify as internal TLAC under the Japanese TLAC Standard to Mizuho Bank, Ltd. (“Mizuho Bank”), and Mizuho Bank intends to utilize such funds for its general corporate purposes.

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Billing and Delivering:	Mizuho Securities USA LLC

Joint Lead Managers and Joint Bookrunners:	Mizuho Securities USA LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Standard Chartered Bank and TD Securities (USA) LLC

Joint Lead Managers:	CIBC World Markets Corp., DBS Bank Ltd. and Oversea-Chinese Banking Corporation Limited

Senior Co-Managers:	Daiwa Capital Markets America Inc., Intesa Sanpaolo IMI Securities Corp. and Rabo Securities USA, Inc.

Co-Managers:	Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CaixaBank, S.A., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc, KKR Capital Markets LLC, NatWest Markets Securities Inc., Swedbank AB (publ), UBS Securities LLC, Academy Securities, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC

CUSIP:	60687Y DW6

ISIN:	US60687YDW66

Common Code:	343294620

*Note: A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, revision or withdrawal at any time by the assigning rating agencies.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC and which are incorporated by reference therein for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Mizuho Securities USA LLC, toll free at 1-866-271-7403, Lloyds Securities Inc., at 1-212-450-0800, Natixis Securities Americas LLC, at 1-866-425-1819, Standard Chartered Bank, at 44-2078-855739 or TD Securities (USA) LLC, at 1-855-495-9846.

No EEA PRIIPs KID or UK CCI disclosure document – No EEA PRIIPs key information document (KID) or UK CCI disclosure document required by the FCA Product Disclosure Sourcebook (DISC) has been prepared as not available to retail in the EEA or the UK. See “Prohibition of Sales to EEA Retail Investors” and “Prohibition of Sales to UK Retail Investors” in the preliminary prospectus supplement.

Pricing Term Sheet

Senior Callable Fixed-to-Fixed Reset Rate Notes due 2047

Issuer:	Mizuho Financial Group, Inc. (the “Issuer”)

Expected Security Ratings:*	A1 (Moody’s) / A- (S&P)

Securities Offered:	Aggregate principal amount of U.S.$1,000,000,000 5.824% senior callable fixed-to-fixed reset rate notes due 2047

Issue Price:	100.000%

Maturity Date:	July 13, 2047

Treasury Benchmark:	20-year U.S. Treasury, 5.000% due May 15, 2046

Treasury Benchmark Price / Yield:	101-27 / 4.854%

Spread to Treasury Benchmark:	97 basis points

Reoffer Yield:	5.824%

Coupon:

From and including July 13, 2026 to, but excluding, July 13, 2046 (the “Reset Date”), the Notes will bear interest at the fixed rate of 5.824% per annum.

From and including the Reset Date to, but excluding, the Maturity Date, the Notes will bear interest at a fixed per annum rate equal to the applicable U.S. Treasury Rate (as defined in the preliminary prospectus supplement) as determined by The Bank of New York Mellon as calculation agent on the second Business Day (as defined below) immediately preceding the Reset Date, plus 0.97% (the “Reset Fixed Rate”).

The determination of the applicable U.S. Treasury Rate and the Reset Fixed Rate is subject to the provisions set forth under “Description of the Notes—Fixed-to-Fixed Reset Rate Notes—Reset Fixed Rate Period” in the preliminary prospectus supplement.

Interest Payment Dates:	Semi-annually in arrears on January 13 and July 13 of each year, starting on January 13, 2027

Day Count:	30/360

Ranking:	Direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu and without preference among themselves and with all other unsecured obligations, other than subordinated obligations of the Issuer (except for statutorily preferred exceptions) from time to time outstanding.

Trade Date:	June 29, 2026

Settlement Date:	July 13, 2026 (T+9)

Business Days:	New York and Tokyo

Minimum Denomination:	U.S.$200,000 or integral multiples of U.S.$1,000 in excess thereof.

Optional Redemption:	The Issuer may redeem the Notes, at its option, in whole, but not in part, on July 13, 2046, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Use of Proceeds:	The Issuer intends to use the net proceeds of the offering to make a loan that is intended to qualify as internal TLAC under the Japanese TLAC Standard to Mizuho Bank, Ltd. (“Mizuho Bank”), and Mizuho Bank intends to utilize such funds for its general corporate purposes.

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Billing and Delivering:	Mizuho Securities USA LLC

Joint Lead Managers and Joint Bookrunners:	Mizuho Securities USA LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Standard Chartered Bank and TD Securities (USA) LLC

Joint Lead Managers:	CIBC World Markets Corp., DBS Bank Ltd. and Oversea-Chinese Banking Corporation Limited

Senior Co-Managers:	Daiwa Capital Markets America Inc., Intesa Sanpaolo IMI Securities Corp. and Rabo Securities USA, Inc.

Co-Managers:	Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CaixaBank, S.A., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc, KKR Capital Markets LLC, NatWest Markets Securities Inc., Swedbank AB (publ), UBS Securities LLC, Academy Securities, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC

CUSIP:	60687Y DX4

ISIN:	US60687YDX40

Common Code:	343294638

*Note: A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, revision or withdrawal at any time by the assigning rating agencies.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC and which are incorporated by reference therein for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Mizuho Securities USA LLC, toll free at 1-866-271-7403, Lloyds Securities Inc., at 1-212-450-0800, Natixis Securities Americas LLC, at 1-866-425-1819, Standard Chartered Bank, at 44-2078-855739 or TD Securities (USA) LLC, at 1-855-495-9846.

No EEA PRIIPs KID or UK CCI disclosure document – No EEA PRIIPs key information document (KID) or UK CCI disclosure document required by the FCA Product Disclosure Sourcebook (DISC) has been prepared as not available to retail in the EEA or the UK. See “Prohibition of Sales to EEA Retail Investors” and “Prohibition of Sales to UK Retail Investors” in the preliminary prospectus supplement.

Pricing Term Sheet

Senior Callable Floating Rate Notes due 2030

Issuer:	Mizuho Financial Group, Inc. (the “Issuer”)

Expected Security Ratings:*	A1 (Moody’s) / A- (S&P)

Securities Offered:	Aggregate principal amount of U.S.$700,000,000 senior callable floating rate notes due 2030

Issue Price:	100.000%

Maturity Date:	July 13, 2030

Interest Rate:	A per annum rate equal to Compounded Daily SOFR (as defined below), plus 0.85%, payable quarterly in arrears, subject to the benchmark transition provisions set forth in the preliminary prospectus supplement.

Compounded Daily SOFR:	In respect of each Interest Period (as defined below), the rate of return on a daily compounded interest investment during the relevant SOFR Observation Period (as defined below) (with the daily SOFR reference rate as the reference rate for the calculation of interest) which will be determined by The Bank of New York Mellon as calculation agent on the relevant Interest Determination Date (as defined below) in accordance with the specific formula described under “Description of the Notes—Floating Rate Notes—Compounded Daily SOFR” in the preliminary prospectus supplement.

Interest Payment Dates:

January 13, April 13, July 13 and October 13 of each year, starting on October 13, 2026, subject to adjustment as explained below (each, an “Interest Payment Date”), and ending on the Maturity Date or, if redeemed early, the date of such redemption, with interest accruing from (and including) the Settlement Date.

If any Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day (as defined below), that Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day), unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

Interest Period:	Each period beginning from (and including) July 13, 2026 to (but excluding) the first Interest Payment Date, or from (and including) any Interest Payment Date to (but excluding) the next Interest Payment Date, or from (and including) any Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date; provided, however, that, in the case of any Interest Period during which any Floating Rate Notes become due and payable on a date other than an Interest Payment Date, such Interest Period will end on (but exclude) such date on which such Floating Rate Notes have become due and payable.

Interest Determination Date:	The date that is five Business Days before each Interest Payment Date.

SOFR Observation Period:	In respect of each Interest Period, the period from, and including, the date that is five Business Days preceding the first date in such Interest Period to, but excluding, the date that is five Business Days preceding the Interest Payment Date for such Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption date).

Day Count:	ACT/360

Ranking:	Direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu and without preference among themselves and with all other unsecured obligations, other than subordinated obligations of the Issuer (except for statutorily preferred exceptions) from time to time outstanding.

Trade Date:	June 29, 2026

Settlement Date:	July 13, 2026 (T+9)

Business Days:

A day which is a U.S. Government Securities Business Day (as defined below) and which is not a day on which banking institutions in New York or Tokyo are authorized by law or regulation to close.

The term “U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Minimum Denomination:	U.S.$200,000 or integral multiples of U.S.$1,000 in excess thereof.

Optional Redemption:	The Issuer may redeem the Notes, at its option, in whole, but not in part, on July 13, 2029, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Use of Proceeds:	The Issuer intends to use the net proceeds of the offering to make a loan that is intended to qualify as internal TLAC under the Japanese TLAC Standard to Mizuho Bank, Ltd. (“Mizuho Bank”), and Mizuho Bank intends to utilize such funds for its general corporate purposes.

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Billing and Delivering:	Mizuho Securities USA LLC

Joint Lead Managers and Joint Bookrunners:	Mizuho Securities USA LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Standard Chartered Bank and TD Securities (USA) LLC

Joint Lead Managers:	CIBC World Markets Corp., DBS Bank Ltd. and Oversea-Chinese Banking Corporation Limited

Senior Co-Managers:	Daiwa Capital Markets America Inc., Intesa Sanpaolo IMI Securities Corp. and Rabo Securities USA, Inc.

Co-Managers:	Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CaixaBank, S.A., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc, KKR Capital Markets LLC, NatWest Markets Securities Inc., Swedbank AB (publ), UBS Securities LLC, Academy Securities, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC

CUSIP:	60687Y DY2

ISIN:	US60687YDY23

Common Code:	343294654

*Note: A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, revision or withdrawal at any time by the assigning rating agencies.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC and which are incorporated by reference therein for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Mizuho Securities USA LLC, toll free at 1-866-271-7403, Lloyds Securities Inc., at 1-212-450-0800, Natixis Securities Americas LLC, at 1-866-425-1819, Standard Chartered Bank, at 44-2078-855739 or TD Securities (USA) LLC, at 1-855-495-9846.

No EEA PRIIPs KID or UK CCI disclosure document – No EEA PRIIPs key information document (KID) or UK CCI disclosure document required by the FCA Product Disclosure Sourcebook (DISC) has been prepared as not available to retail in the EEA or the UK. See “Prohibition of Sales to EEA Retail Investors” and “Prohibition of Sales to UK Retail Investors” in the preliminary prospectus supplement.

Pricing Term Sheet

Senior Callable Floating Rate Notes due 2032

Issuer:	Mizuho Financial Group, Inc. (the “Issuer”)

Expected Security Ratings:*	A1 (Moody’s) / A- (S&P)

Securities Offered:	Aggregate principal amount of U.S.$1,000,000,000 senior callable floating rate notes due 2032

Issue Price:	100.000%

Maturity Date:	July 13, 2032

Interest Rate:	A per annum rate equal to Compounded Daily SOFR (as defined below), plus 1.08%, payable quarterly in arrears, subject to the benchmark transition provisions set forth in the preliminary prospectus supplement.

Compounded Daily SOFR:	In respect of each Interest Period (as defined below), the rate of return on a daily compounded interest investment during the relevant SOFR Observation Period (as defined below) (with the daily SOFR reference rate as the reference rate for the calculation of interest) which will be determined by The Bank of New York Mellon as calculation agent on the relevant Interest Determination Date (as defined below) in accordance with the specific formula described under “Description of the Notes—Floating Rate Notes—Compounded Daily SOFR” in the preliminary prospectus supplement.

Interest Payment Dates:

January 13, April 13, July 13 and October 13 of each year, starting on October 13, 2026, subject to adjustment as explained below (each, an “Interest Payment Date”), and ending on the Maturity Date or, if redeemed early, the date of such redemption, with interest accruing from (and including) the Settlement Date.

If any Interest Payment Date (other than the Maturity Date or any early redemption date for taxation reasons) falls on a day that is not a Business Day (as defined below), that Interest Payment Date will be adjusted in accordance with the Modified Following Business Day Convention.

The term “Modified Following Business Day Convention” means that the relevant date shall be postponed to the first following day that is a Business Day (and interest will continue to accrue to, but excluding, such succeeding Business Day), unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day (and interest will accrue to, but excluding, such preceding Business Day).

Interest Period:	Each period beginning from (and including) July 13, 2026 to (but excluding) the first Interest Payment Date, or from (and including) any Interest Payment Date to (but excluding) the next Interest Payment Date, or from (and including) any Interest Payment Date immediately preceding the applicable redemption date to (but excluding) such redemption date; provided, however, that, in the case of any Interest Period during which any Floating Rate Notes become due and payable on a date other than an Interest Payment Date, such Interest Period will end on (but exclude) such date on which such Floating Rate Notes have become due and payable.

Interest Determination Date:	The date that is five Business Days before each Interest Payment Date.

SOFR Observation Period:	In respect of each Interest Period, the period from, and including, the date that is five Business Days preceding the first date in such Interest Period to, but excluding, the date that is five Business Days preceding the Interest Payment Date for such Interest Period (or in respect of the payment of any interest in connection with any redemption of any Notes, the period from, and including, the date that is five Business Days preceding the first date in the Interest Period in which such redemption occurs to, but excluding, the date that is five Business Days before such redemption date).

Day Count:	ACT/360

Ranking:	Direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu and without preference among themselves and with all other unsecured obligations, other than subordinated obligations of the Issuer (except for statutorily preferred exceptions) from time to time outstanding.

Trade Date:	June 29, 2026

Settlement Date:	July 13, 2026 (T+9)

Business Days:

A day which is a U.S. Government Securities Business Day (as defined below) and which is not a day on which banking institutions in New York or Tokyo are authorized by law or regulation to close.

The term “U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Minimum Denomination:	U.S.$200,000 or integral multiples of U.S.$1,000 in excess thereof.

Optional Redemption:	The Issuer may redeem the Notes, at its option, in whole, but not in part, on July 13, 2031, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Use of Proceeds:	The Issuer intends to use the net proceeds of the offering to make a loan that is intended to qualify as internal TLAC under the Japanese TLAC Standard to Mizuho Bank, Ltd. (“Mizuho Bank”), and Mizuho Bank intends to utilize such funds for its general corporate purposes.

Listing:	Luxembourg Stock Exchange’s Euro MTF Market

Billing and Delivering:	Mizuho Securities USA LLC

Joint Lead Managers and Joint Bookrunners:	Mizuho Securities USA LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Standard Chartered Bank and TD Securities (USA) LLC

Joint Lead Managers:	CIBC World Markets Corp., DBS Bank Ltd. and Oversea-Chinese Banking Corporation Limited

Senior Co-Managers:	Daiwa Capital Markets America Inc., Intesa Sanpaolo IMI Securities Corp. and Rabo Securities USA, Inc.

Co-Managers:	Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CaixaBank, S.A., Crédit Agricole Corporate and Investment Bank, HSBC Securities (USA) Inc, KKR Capital Markets LLC, NatWest Markets Securities Inc., Swedbank AB (publ), UBS Securities LLC, Academy Securities, Inc., AmeriVet Securities, Inc., Bancroft Capital, LLC, CastleOak Securities, L.P., Drexel Hamilton, LLC, Great Pacific Securities, Loop Capital Markets LLC, Mischler Financial Group, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC

CUSIP:	60687Y DZ9

ISIN:	US60687YDZ97

Common Code:	343294662

*Note: A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, revision or withdrawal at any time by the assigning rating agencies.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC and which are incorporated by reference therein for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Mizuho Securities USA LLC, toll free at 1-866-271-7403, Lloyds Securities Inc., at 1-212-450-0800, Natixis Securities Americas LLC, at 1-866-425-1819, Standard Chartered Bank, at 44-2078-855739 or TD Securities (USA) LLC, at 1-855-495-9846.

No EEA PRIIPs KID or UK CCI disclosure document – No EEA PRIIPs key information document (KID) or UK CCI disclosure document required by the FCA Product Disclosure Sourcebook (DISC) has been prepared as not available to retail in the EEA or the UK. See “Prohibition of Sales to EEA Retail Investors” and “Prohibition of Sales to UK Retail Investors” in the preliminary prospectus supplement.